Other Exhibit


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie Connolly, Richard Ingram, Michael Petrucelli, and Douglas Conroy, and each of them, with full power to act without the other, his of her true and lawful attorney-in fact and agent, with full power of substitution and resubstitiution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed below (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/Joseph S. DiMartino
                                        Board Member

/s/January 26, 1998
          Date



Dreyfus BASIC Municipal Fund, Inc.
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Massachusetts Municipal Money Market
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Pennsylvania Municipal Money Market Fund




                                                               Other Exhibit


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie Connolly, Richard Ingram, Michael Petrucelli, and Douglas Conroy, and each of them, with full power to act without the other, his of her true and lawful attorney-in fact and agent, with full power of substitution and resubstitiution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed below (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/David W. Burke
                                      Board Member

/s/January 26, 1998
          Date



Dreyfus BASIC Municipal Fund, Inc.
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Massachusetts Municipal Money Market
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Pennsylvania Municipal Money Market Fund




                                                               Other Exhibit


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie Connolly, Richard Ingram, Michael Petrucelli, and Douglas Conroy, and each of them, with full power to act without the other, his of her true and lawful attorney-in fact and agent, with full power of substitution and resubstitiution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed below (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/Samuel Chase
                                     Board Member

/s/January 26, 1998
          Date



Dreyfus BASIC Municipal Fund, Inc.
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Massachusetts Municipal Money Market
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Pennsylvania Municipal Money Market Fund




                                                               Other Exhibit


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie Connolly, Richard Ingram, Michael Petrucelli, and Douglas Conroy, and each of them, with full power to act without the other, his of her true and lawful attorney-in fact and agent, with full power of substitution and resubstitiution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed below (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/Gordon J. Davis
                                      Board Member

/s/January 26, 1998
          Date



Dreyfus BASIC Municipal Fund, Inc.
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Massachusetts Municipal Money Market
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Pennsylvania Municipal Money Market Fund




                                                               Other Exhibit


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie Connolly, Richard Ingram, Michael Petrucelli, and Douglas Conroy, and each of them, with full power to act without the other, his of her true and lawful attorney-in fact and agent, with full power of substitution and resubstitiution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed below (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                    /s/Joni Evans
                                   Board Member

/s/January 26, 1998
          Date



Dreyfus BASIC Municipal Fund, Inc.
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Massachusetts Municipal Money Market
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Pennsylvania Municipal Money Market Fund




                                                               Other Exhibit


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie Connolly, Richard Ingram, Michael Petrucelli, and Douglas Conroy, and each of them, with full power to act without the other, his of her true and lawful attorney-in fact and agent, with full power of substitution and resubstitiution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed below (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/Arnold S. Hiatt
                                      Board Member

/s/January 26, 1998
          Date



Dreyfus BASIC Municipal Fund, Inc.
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Massachusetts Municipal Money Market
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Pennsylvania Municipal Money Market Fund




                                                               Other Exhibit


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie Connolly, Richard Ingram, Michael Petrucelli, and Douglas Conroy, and each of them, with full power to act without the other, his of her true and lawful attorney-in fact and agent, with full power of substitution and resubstitiution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed below (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/Burton N. Wallack
                                        Board Member

/s/January 26, 1998
          Date



Dreyfus BASIC Municipal Fund, Inc.
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Massachusetts Municipal Money Market
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Pennsylvania Municipal Money Market Fund




                                                               Other Exhibit


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Marie Connolly, Richard Ingram, Michael Petrucelli, and Douglas Conroy, and each of them, with full power to act without the other, his of her true and lawful attorney-in fact and agent, with full power of substitution and resubstitiution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed below (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/Marie E. Connolly
                                           President

/s/January 26, 1998
          Date



Dreyfus BASIC Municipal Fund, Inc.
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Massachusetts Municipal Money Market
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Pennsylvania Municipal Money Market Fund